UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 18, 2012

MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

As announced in November 2011, MetLife, Inc. (“MetLife”) reorganized its business from a U.S. and International business structure into three broad geographic regions to better reflect its global reach. As a result, in the first quarter of 2012, MetLife reorganized into six segments, reflecting these broad geographic regions: Retail Products; Group, Voluntary and Worksite Benefits; Corporate Benefit Funding; and Latin America (collectively, “The Americas”); Asia; and Europe, the Middle East and Africa (“EMEA”). In addition, MetLife reports certain of its results of operations in Corporate & Other, which includes MetLife Bank and other business activities.

In addition, in the first quarter of 2012, MetLife adopted and retrospectively applied the new guidance (ASU 2010-26) regarding accounting for deferred acquisition costs (“DAC”). This guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. Under the new guidance, advertising costs may only be included in DAC if the capitalization criteria in the direct-response advertising guidance in Subtopic 340-20, Other Assets and Deferred Costs—Capitalized Advertising Costs, are met. As a result, certain direct marketing, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred.

To reflect the reorganized segments, MetLife has adopted a new presentation format for its Quarterly Financial Supplement (“QFS”), which will be used beginning with the QFS for the first quarter of 2012. To aid investors’ understanding of the impact of the segment reorganization and the new guidance regarding accounting for DAC, MetLife has revised the information presented in its QFS for the quarters ended March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 and attached such revised historical financial results (the “Historical Results Financial Supplement”) to this Form 8-K as Exhibit 99.1.

The Historical Results Financial Supplement attached hereto as Exhibit 99.1 is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01 Regulation FD Disclosure.

The information described under “Item 2.02 Results of Operations and Financial Condition” is hereby incorporated by reference into this Item 7.01. The Historical Results Financial Supplement attached as Exhibit 99.1 to this Form 8-K is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1	Historical Results Financial Supplement for the quarters ended March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Christine M. DeBiase
Name: Christine M. DeBiase
Title: Vice President and Secretary

Date: April 18, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Historical Results Financial Supplement for the quarters ended March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011.